                              SEMI-ANNUAL REPORT
                                      TO
                                 SHAREHOLDERS
                                   11/30/95

                                     CUFUND
                        THE CREDIT UNION FAMILY OF FUNDS

To Our Shareholders:

The total assets of the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio have remained relatively stable during the first half of the year as the liquidity needs of credit unions have diminished. Approximately 80 credit unions have invested in CUFUND since inception.

CUFUND remains unique among mutual funds because it is the only mutual fund to be advised by a credit union, Southwest Corporate Federal Credit Union. As a result, CUFUND is uniquely positioned to respond to the concerns and expectations of natural person credit unions, as well as the continuing regulatory changes. We believe that Southwest Corporate Federal Credit Union's familiarity with credit unions will make CUFUND an excellent investment choice.

It has been a very good year for the bond market, and CUFUND has maintained a strong performance record. Southwest Corporate Federal Credit Union, the advisor of the fund, SEI Financial Management Corporation, the administrator and SEI Financial Services Company, the distributor, thank you for your continued support and confidence in CUFUND.

Sincerely,

/s/David G. Lee

David G. Lee
President

CUFUND

INVESTMENT ADVISORY REPORT

ADJUSTABLE RATE PORTFOLIO--LINDA K. BOWERS
                           SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                           NOVEMBER 30, 1995

The investment objective of the Adjustable Rate Portfolio is to seek higher current income while reducing principal volatility. The treasury yield curve (2-30 year) shifted downward by nearly 50 basis points over the last six months. Economic data shows continued softness and market participants expect the Federal Reserve Board (the Fed) to begin an easing process over the next few months. The remainder of the year will focus on the outcome of the budget process and the credibility of the deficit reduction package. This should cause some volatility before year-end. Prepayments remain a concern as the long end of the yield curve is sharply lower in the last few months. This will encourage adjustable rate mortgage (ARM) holders to refinance into fixed rate mortgages.

The current attributes of the portfolio as of November 30, 1995 break down as follows. The weighted average life of the portfolio is 2.39 years with a weighted average lifetime cap of 12.56%. The weighted effective duration of the portfolio is approximately 0.50 years. Thirty-seven percent (by aggregate principal balance) of the securities reset semi-annually, another 46% (by aggregate principal balance) reset monthly and the remaining 17% (by aggregate principal balance) are in short term (maturity of under 90 days) securities. Fifty-two percent (by aggregate principal balance) of the securities are issued by government agencies, 42% (by aggregate principal balance) are AAA rated whole loan securities, 5% (by aggregate principal balance) are AA rated whole loan securities and 1% (by aggregate principal balance) of the fund is invested in SEI money funds. The short term fixed holdings decreased to 18% (by aggregate principal balance) during the period.

The 30-day yield of the Adjustable Rate portfolio ranged from 5.91% to 6.27% over the last six-month period. The 30-day yield as of November 30, 1995 was 6.08%. The London Interbank Offered Rate (LIBOR) and the rate the Fed charges on loans to depository institutions (the Fed Funds rate) have remained steady during the third calendar quarter, hence the steadiness of the portfolio yield. The portfolio's net asset value (NAV) increased from 9.94 on May 31, 1995 to
9.99 on November 30, 1995. The advisor expects the yield to hold steady as long as the Fed does not raise rates because the majority of the six month LIBOR ARMs are becoming fully indexed. The NAV may continue to creep upward depending on the supply/demand scenario of the adjustable rate market and the absolute level and shape of the yield curve.

The adjustable rate market is still extremely cognizant of increasing prepayment speeds. The flattening of the yield curve has enticed adjustable rate mortgage holders to refinance into lower coupon fixed rate mortgages. The supply of adjustable rate products has been extremely thin for the same reason. New products that represent value for the investor have been difficult to find. As pieces become available, the advisor will invest, lowering the high balance of short term funds.

CUFUND

INVESTMENT ADVISORY REPORT

SHORT-TERM MATURITY PORTFOLIO--BRUCE M. FOX
                               SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                               NOVEMBER 30, 1995

The investment objective of the Short-Term Maturity Portfolio is to seek a high level of income consistent with safety of capital. The primary investment strategy undertaken by the adviser of the portfolio was a "buy and hold" strategy. The assets of the Portfolio were distributed between U.S. Agency and various mortgage-backed securities (MBS). Usually, the securities in the Short-Term Maturity Portfolio maintain an average-weighted maturity of three years or less.

The Federal Reserve Board (the Fed) decreased the rate it charges on loans to depository institutions (the Fed Funds rate) by 25 basis points, putting the Fed Funds rate at 5.75% in July, and has held rates steady since. The bond market continued to rally in the second half of 1995 as interest rates decreased approximately 40 to 50 basis points across the treasury yield curve. The yield curve remains extremely flat, with term interest rates below the Fed Funds rate from thirty days through ten years. Market participants expect further Fed easing in the coming months; however the timing of the next Fed action will depend in part on a resolution of the federal budget debate.

During the second and third calendar quarters of 1995 the advisor adopted a neutral position by maintaining the interest rate sensitivity of the portfolio. The average weighted maturity of the securities in the portfolio was 1.22 years as of November 30, 1995. The portfolio had approximately 10% of its total assets (by aggregate principal balance) in cash or cash equivalents. The NAV per share has increased from $9.73 on May 31, 1995 to $9.82 on November 30, 1995.

The advisor will maintain a neutral strategy, focusing on maintaining or slightly increasing the portfolio's current interest rate sensitivity. A portion of the cash or cash equivalents will be extended in longer duration holdings as market conditions warrant.

STATEMENT OF NET ASSETS                                                   CUFUND

November 30, 1995                                                    (Unaudited)

  Face                                                                   Market
 Amount                                                                  Value
  (000)  ADJUSTABLE RATE PORTFOLIO                                       (000)
--------------------------------------------------------------------------------
         AGENCY MORTGAGE-BACKED OBLIGATIONS (34.3%)
         FHLMC
 $ 5,678   Class #1329 FA, 5.610%, 08/15/99 (A) CMO ..................  $  5,534
   3,053   Class #1512 M, 5.561%, 05/15/08 (A) CMO ...................     2,962
   8,056   Class #1611 G, 6.380%, 05/15/21 (A) CMO ...................     8,076
   4,894   Pool #97003, 7.544%, 01/01/23 (A) (B) .....................     4,975
   9,676   Pool #970021, 7.579%, 01/01/23 (A) (B) ....................     9,876
         FNMA
   1,470   Class #92-28F, 6.344%, 05/25/07 (A) CMO ...................     1,474
  16,500   Class #92-112 FC, 6.544%, 06/25/18 (A) CMO ................    16,647
     876   Pool #165655, 7.805%, 05/01/22 (A) (B) ....................       897
   3,550   Pool #166291, 7.831%, 06/01/22 (A) (B) ....................     3,618
     767   Pool #169164, 8.078%, 06/01/22 (A) (B) ....................       783
--------------------------------------------------------------------------------
         Total Agency Mortgage-Backed Obligations (Cost $54,889) .....    54,842
--------------------------------------------------------------------------------
         NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (47.3%)
         Capstead Securities IV
   3,394   Class #92-9 A, 7.125%, 07/25/22 (A) (B) ...................     3,343
         Citicorp Mortgage Securities
     875   Class #92-9 A4, 6.725%, 04/25/21 (A) CMO ..................       878
         DLJ Mortgage Acceptance
   4,928   Class #94-Q1 1A1, 6.819%, 03/25/24 (A) (B) ................     4,980
         Fund America Investor II
   2,909   Class #93-J M, 7.945%, 12/25/23 (A) (B) ...................     2,970
         Merrill Lynch Mortgage Investments
   7,400   Class #91-F A2, 6.653%, 06/15/16 (A) (B) ..................     7,473
   7,000   Class #92-C A2, 6.662%, 06/15/17 (A) (B) ..................     7,000
         Prudential Home Mortgage Securities
   5,477   Class #93-5 A7, 6.544%, 03/25/00 (A) CMO ..................     5,517
         Residential Funding Mortgage Securities I
     517   Class #92-S33 A4, 6.694%, 09/25/19 (A) CMO ................       518
         Resolution Trust
   2,967   Class #92-M4 A4, 6.675%, 09/25/21 (A) CMO .................     2,970
   1,946   Class #92-6 B9, 6.860%, 11/25/26 (A) CMO ..................     1,932
   2,016   Class #92-3 A4, 6.425%, 09/25/30 (A) CMO ..................     2,033
         Ryland Mortgage Securities
   2,566   Class #92-L6 A2, 7.925%, 05/25/22 (A) (B) .................     2,616
   2,629   Class #92-L9 A2, 7.925%, 07/25/22 (A) (B) .................     2,659
   5,000   Class #92-L9 A1B, 7.925%, 07/25/22 (A) (B) ................     5,088
         Salomon Brothers Mortgage Securities VII
   3,825   Class #92-2 A4, 7.550%, 06/25/22 (A) (B) ..................     3,883
   2,596   Class #92-4 A5, 7.630%, 09/25/22 (A) (B) ..................     2,660
   4,413   Class #92-6 A1, 7.575%, 11/25/22 (A) (B) ..................     4,515
         Saxon Mortgage Securities
     843   Pool #92-1 A2, 7.925%, 09/25/22 (A) (B) ...................       849

STATEMENT OF NET ASSETS                                                   CUFUND

November 30, 1995                                                    (Unaudited)

  Face                                                                  Market
 Amount                                                                 Value
  (000)  ADJUSTABLE RATE PORTFOLIO (concluded)                          (000)
--------------------------------------------------------------------------------
 $ 2,800   Pool #92-3 A1, 7.875%, 11/25/22 (A) (B) ..................  $  2,821
   4,533   Pool #93-1 A1, 7.945%, 02/25/23 (A) (B) ..................     4,578
         Sears Mortgage Securities
   1,918   Class #93-3 F, 6.794%, 07/25/20 (A) CMO ..................     1,921
         Securitized Assets Sales
   4,441   Class #93-8 A2, 7.890%, 12/26/23 (A) CMO .................     4,530
--------------------------------------------------------------------------------
             Total Non-Agency Mortgage-Backed Obligations
               (Cost $75,553) .......................................    75,734
--------------------------------------------------------------------------------
         U.S. GOVERNMENT AGENCY OBLIGATIONS (17.6%)
         FFCB Discount Note
   7,000   5.650%, 12/08/95 .........................................     6,991
         FHLB Discount Note
   7,500   5.670%, 12/12/95 .........................................     7,485
   7,000   5.630%, 01/03/96 .........................................     6,963
   1,000   5.600%, 01/29/96 .........................................       991
         FNMA Discount Note
   5,800   5.580%, 02/14/96 .........................................     5,732
--------------------------------------------------------------------------------
             Total U.S. Government Agency Obligations (Cost $28,167).    28,162
--------------------------------------------------------------------------------
         CASH EQUIVALENTS (0.6%)
     169 SEI Liquid Asset Trust Government Portfolio.................       169
     725 SEI Liquid Asset Trust Treasury Money Market Portfolio......       725
--------------------------------------------------------------------------------
             Total Cash Equivalents (Cost $894) .....................       894
--------------------------------------------------------------------------------
             Total Investments (99.8%) (Cost $159,503) ..............   159,632
--------------------------------------------------------------------------------
         OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
             Total Other Assets and Liabilities .....................       375
--------------------------------------------------------------------------------
         NET ASSETS:
         Portfolio shares (unlimited authorization--no par value)
          based on 16,019,000 outstanding shares of beneficial
          interest...................................................   160,510
         Distributions in excess of Net Investment Income ...........       (20)
         Accumulated Net Realized Loss on Investments ...............      (612)
         Net Unrealized Appreciation of Investments .................       129
--------------------------------------------------------------------------------
             TOTAL NET ASSETS: (100.0%) .............................  $160,007
--------------------------------------------------------------------------------
             NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
             SHARE ..................................................     $9.99
--------------------------------------------------------------------------------

(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on November 30, 1995.
(B) Pass-Through Security
CMO--Collateralized Mortgage Obligation
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                   CUFUND

November 30, 1995                                                    (Unaudited)

  Face                                                                   Market
 Amount                                                                   Value
 (000)  SHORT-TERM MATURITY PORTFOLIO                                     (000)
--------------------------------------------------------------------------------
        AGENCY MORTGAGE-BACKED OBLIGATIONS (49.2%)
        FHLMC
 $  558   Class #1275 VK, 7.000%, 01/15/97 CMO ........................  $   560
    278   Class #1539 PC, 4.500%, 04/15/99 CMO ........................      277
    176   Class #1655 A, 4.750%, 08/15/99 CMO .........................      176
     91   Class #1631 A, 4.750%, 09/15/04 CMO .........................       91
    429   Class #1640 F, 6.280%, 10/15/07 (A) CMO .....................      428
  2,500   Class #1714 B, 5.250%, 05/15/09 CMO .........................    2,484
  1,000   Class #1611 C, 5.000%, 03/15/13 CMO .........................      986
  1,450   Class #1543 TC, 5.400%, 06/15/13 CMO ........................    1,441
     64   Class #1392 AA, 6.250%, 03/15/15 CMO ........................       64
  1,000   Class #1671 D, 5.750%, 11/15/16 CMO .........................      996
  1,000   Class #1650 D, 5.400%, 04/15/24 CMO .........................      986
        FNMA
    342   Class #92-131 GA, 7.000%, 05/25/97 CMO ......................      343
    222   Class #93-186 A, 5.000%, 04/25/00 CMO .......................      221
    451   Class #93-11 C, 5.750%, 04/25/02 CMO ........................      448
  2,000   Class #92-155 E, 6.700%, 08/25/04 CMO .......................    2,005
    664   Class #93-99 PB, 4.500%, 06/25/08 CMO .......................      659
    600   Class #G93-9 C, 5.500%, 03/25/10 CMO ........................      596
  1,000   Class #93-207 B, 4.850%, 06/25/10 CMO .......................      983
  1,094   Class #93-20 C, 5.700%, 08/25/12 CMO ........................    1,084
    800   Class #92-132 PE, 7.250%, 07/25/15 CMO ......................      803
    560   Class #92-28 A, 6.250%, 12/25/16 CMO ........................      557
     26   Class #91-82 PH, 8.000%, 11/25/18 CMO .......................       26
    535   Class #90-106 H, 8.500%, 01/25/19 CMO .......................      535
--------------------------------------------------------------------------------
            Total Agency Mortgage-Backed Obligations (Cost $16,852) ...   16,749
--------------------------------------------------------------------------------
        NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (34.5%)
        Countrywide Mortgage Backed Securities
    652   Class #94-D A1, 6.344%, 03/25/24 (A) CMO ....................      648
        First Boston Mortgage Securities
     98   Class #93-5 A13, 7.300%, 10/25/97 CMO .......................       99
        General Electric Mortgage Services
  1,500   Class #94-7 A4, 5.500%, 02/25/09 CMO ........................    1,483
        Housing Securities
    256   Class #94-1 A4, 5.500%, 07/25/02 CMO ........................      254
        Prudential Home Mortgage Securities
  1,240   Class #93-43 A1, 5.400%, 10/25/23 CMO .......................    1,219
  1,500   Class #93-57 A2, 5.500%, 12/25/23 CMO .......................    1,481
  3,000   Class #93-54 A21, 5.500%, 01/25/24 CMO ......................    2,955

STATEMENT OF NET ASSETS                                                   CUFUND

November 30, 1995                                                    (Unaudited)

  Face                                                                  Market
 Amount                                                                  Value
 (000)  SHORT-TERM MATURITY PORTFOLIO (concluded)                        (000)
--------------------------------------------------------------------------------
        Residential Funding Mortgage Securities I
 $  343   Class #92-S30 A5, 7.000%, 04/25/97 CMO ....................   $   342
  1,183   Class #93-S40 A1, 6.244%, 11/25/23 (A) CMO ................     1,168
  1,348   Class #93-S45 A3, 6.750%, 12/25/23 CMO ....................     1,356
    729   Class #94-S1 A1, 4.750%, 01/25/24 CMO .....................       723
--------------------------------------------------------------------------------
            Total Non-Agency Mortgage-Backed Obligations
              (Cost $11,840) ........................................    11,728
--------------------------------------------------------------------------------
        U.S. GOVERNMENT AGENCY OBLIGATIONS (6.8%)
        Farmer Mac Discount Note
  2,000   5.670%, 12/15/95 ..........................................     1,995
        FNMA Discount Note
    320   5.650%, 12/08/95 ..........................................       320
--------------------------------------------------------------------------------
            Total U.S. Government Agency Obligations (Cost $2,315)...     2,315
--------------------------------------------------------------------------------
        CASH EQUIVALENTS (9.5%)
  1,609 SEI Liquid Asset Trust Government Portfolio .................     1,609
  1,625 SEI Liquid Asset Trust Treasury Portfolio ...................     1,625
--------------------------------------------------------------------------------
            Total Cash Equivalents (Cost $3,234) ....................     3,234
--------------------------------------------------------------------------------
            Total Investments (100.0%) (Cost $34,241) ...............    34,026
--------------------------------------------------------------------------------
        OTHER ASSETS AND LIABILITIES (0.0%)
--------------------------------------------------------------------------------
            Total Other Assets and Liabilities, Net .................        14
--------------------------------------------------------------------------------
        NET ASSETS:
        Portfolio Shares (unlimited authorization--no par value)
        based on 3,468,048 outstanding shares of beneficial interest.    34,976
        Accumulated Net Realized Loss on Investments ................      (721)
        Net Unrealized Depreciation of Investments ..................      (215)
--------------------------------------------------------------------------------
            TOTAL NET ASSETS: (100.0%) ..............................   $34,040
--------------------------------------------------------------------------------
            NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
              SHARE .................................................     $9.82
--------------------------------------------------------------------------------

(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on November 30, 1995.
CMO--Collateralized Mortgage Obligation
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                   CUFUND

For the Period 06/01/95 to 11/30/95                                  (Unaudited)

                                                      (IN THOUSANDS)
                                            -----------------------------------
                                            ADJUSTABLE RATE SHORT-TERM MATURITY
                                               PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------
Interest Income...........................      $5,187            $  992
-------------------------------------------------------------------------------
Expenses:
 Administrator Fee........................          87                20
 Investment Adviser Fee...................         258                56
 Waiver of Investment Adviser Fee.........        (112)              (30)
 Custodian Fees...........................           8                 2
 Professional Fees........................          23                 4
 Registration Fees........................           3                --
 Insurance Fees...........................           2                 1
 Trustee Fees.............................          23                 3
 Printing.................................           8                 1
 Amortization of Deferred Organizational
  Costs...................................           5                 5
 Other....................................           7                 2
-------------------------------------------------------------------------------
  Total Expenses..........................         312                64
-------------------------------------------------------------------------------
 Net Investment Income....................       4,875               928
-------------------------------------------------------------------------------
 Net Realized Gain (Loss) on Securities
  Sold....................................          41                (1)
-------------------------------------------------------------------------------
 Unrealized Appreciation of Investment
  Securities..............................         758               311
-------------------------------------------------------------------------------
Net Gain on Investments...................         799               310
-------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
 Operations...............................      $5,674            $1,238
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                        CUFUND
                                                                     (Unaudited)

                                                (IN THOUSANDS)
                                -----------------------------------------------
                                    ADJUSTABLE RATE       SHORT-TERM MATURITY
                                       PORTFOLIO               PORTFOLIO
                                ----------------------- -----------------------
                                 06/01/95    06/01/94    06/01/95    06/01/94
                                TO 11/30/95 TO 05/31/95 TO 11/30/95 TO 05/31/95
-------------------------------------------------------------------------------
Investment Activities:
 Net Investment Income........   $  4,875    $  9,086     $   928     $ 2,114
 Net Realized Gain (Loss) on
  Securities Sold.............         41        (638)         (1)       (599)
 Unrealized Appreciation of
  Investment Securities.......        758          78         311         999
-------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations....      5,674       8,526       1,238       2,514
-------------------------------------------------------------------------------
Distributions to Shareholders:
 Net Investment Income........     (4,876)     (9,024)       (926)     (2,115)
-------------------------------------------------------------------------------
Capital Share Transactions:
 Proceeds from Sales..........        --        5,700         600       8,200
 Reinvestment of
  Distributions...............        360       1,004          78         579
 Payments for Redemptions.....     (3,298)    (27,545)     (2,000)    (15,865)
-------------------------------------------------------------------------------
Decrease in Net Assets from
 Capital Share Transactions...     (2,938)    (20,841)     (1,322)     (7,086)
-------------------------------------------------------------------------------
  Total Decrease in Net
   Assets.....................     (2,140)    (21,339)     (1,010)     (6,687)
-------------------------------------------------------------------------------
Net Assets:
 Beginning of Period..........    162,147     183,486      35,050      41,737
-------------------------------------------------------------------------------
 End of Period (1)............   $160,007    $162,147     $34,040     $35,050
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued...............        --          574          62         855
  Shares Issued in Lieu of
   Cash Distributions.........         36         101           8          61
  Shares Redeemed.............       (331)     (2,782)       (205)     (1,663)
-------------------------------------------------------------------------------
Net Capital Share
 Transactions.................       (295)     (2,107)       (135)       (747)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Including distributions in excess of net investment income (000) of $(20) and $(19) for Adjustable Rate Portfolio, $(0) and $(2) for Short-Term Maturity Portfolio at November 30, 1995 and May 31, 1995, respectively.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                     CUFUND
                                                                    (Unaudited)
FOR THE PERIODS ENDED
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                 Ratio of
             Net                  Net                               Net            Net                 Ratio     Expenses
            Asset                 Gain    Dividends                Asset          Assets   Ratio of    of Net   to Average
            Value      Net     (Loss) on   from Net     Capital    Value          End of   Expenses    Income   Net Assets
          Beginning Investment Investment Investment     Gain      End of Total   Period  to Average to Average (Excluding
          of Period   Income   Securities   Income   Distributions Period Return  (000)   Net Assets Net Assets  Waivers)
     ---------------------------------------------------------------------------------------------------------------------
Adjustable Rate Portfolio
 For the six month period ended November 30,:
  1995      $ 9.94      0.30       0.05      (0.30)        --      $ 9.99  3.58+ $160,007   0.39%*     6.05%*     0.53%*
 For the years ended May 31,:
  1995      $ 9.96      0.53      (0.02)     (0.53)        --      $ 9.94  5.25% $162,147   0.38%      5.34%      0.51%
  1994      $10.02      0.37      (0.06)     (0.37)        --      $ 9.96  3.19% $183,486   0.38%      3.70%      0.51%
  1993(1)   $10.00      0.38       0.02      (0.38)        --      $10.02  4.22% $172,953   0.39%      3.94%      0.55%
Short-Term Maturity Portfolio
  For the six month period ended November 30,:
   1995      $ 9.73      0.26       0.09      (0.26)       --      $ 9.82  3.63+ $ 34,040   0.37%*     5.31%*     0.54%*
  For the years ended May 31,:
   1995      $ 9.59      0.50       0.14      (0.50)       --      $ 9.73  6.92% $ 35,050   0.38%      5.24%      0.51%
   1994      $10.00      0.41      (0.38)     (0.41)     (0.03)    $ 9.59  0.23% $ 41,737   0.38%      4.23%      0.55%
   1993(1)   $10.00      0.44       0.01      (0.45)       --      $10.00  4.77% $ 20,288   0.39%      4.69%      0.64%
--------------------------------------------------------------------------------------------------------------------------
           Ratio of
          Net Income
          to Average
          Net Assets Portfolio
          (Excluding Turnover
           Waivers)    Rate
     ---------------------------------------------------------------------------------------------------------------------
Adjustable Rate Portfolio
  For the six month period ended November 30,:
   1995       5.91%*       4%
  For the years ended May 31,:
   1995       5.21%        4%
   1994       3.57%       67%
   1993(1)    3.78%       71%
Short-Term Maturity Portfolio
  For the six month period ended November 30,:
   1995       5.14%*      15%
  For the years ended May 31,:
   1995       5.11%       53%
   1994       4.06%      148%
   1993(1)    4.44%      188%
--------------------------------------------------------------------------------------------------------------------------

(1) The Adjustable Rate Portfolio and Short-Term Maturity Portfolio commenced operations on June 15, 1992. Ratios and total returns for this period have been annualized.
(*) Ratios for this period have been annualized.
(+) Returns are for the period indicated and have not been annualized. Amounts designated as "--" are either $0 or have been rounded to $0.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                             CUFUND

November 30, 1995                                                    (Unaudited)
1. Organization:

CUFUND (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated November 22, 1991 and had no operations through June 14, 1992 other than those related to organizational matters and the sale of initial shares of beneficial interest to SEI Financial Management Corporation (the "Administrator") on January 16, 1992.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with two portfolios: the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  Securities Valuation--Investment securities of the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales prices for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

  Security Transactions and Related Income--Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Gains and losses realized on sales of securities are determined on a first-in first-out (FIFO) basis. Interest income and expenses are recognized on the accrual basis. Purchase discounts and premiums are accreted and amortized over the life of each security and recorded as interest income.

  Distributions to Shareholders--Distributions of net investment income for each Portfolio are declared daily and paid monthly on the first business day. Any net realized capital gains will be distributed at least annually.

  Federal Income Taxes--The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its Shareholders. Accordingly, no provision for Federal Income Taxes is required in the financial statements.

  Organization Costs--The Trust incurred organization costs in connection with their start-up. These costs have been deferred in the accounts of the Portfolios and are being amortized on a straight line basis over a period of sixty months commencing with operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the

NOTES TO FINANCIAL STATEMENTS (continued)                                 CUFUND

November 30, 1995                                                    (Unaudited)

  unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  Other--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.

3. Administrative and Distribution Agreements:

The Trust and SEI Financial Management Corporation are parties to an administrative agreement dated May 1, 1992 under which the Administrator provides services for a fee that is computed daily and payable monthly, at an annual rate which is the greater of .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million or $214,000. Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their respective roles.

SEI Financial Services Company (the "Distributor") acts as the Distributor of the shares of the Trust. No compensation is paid to the Distributor for distribution services.

4. Investment Advisory and Custodian Agreements:

The Trust and Southwest Corporate Federal Credit Union (the "Adviser") are parties to an investment advisory agreement dated May 1, 1992, under which the Adviser receives an annual fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive its fee and reimburse the Trust for other expenses to the extent necessary to limit the annual operating expenses of each Portfolio to .39%.

The Trust and CoreStates Bank, N.A. (the "Custodian"), are parties to a custodial agreement dated May 1, 1992 under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Portfolios.

5. Investment Transactions:

For the period ended November 30, 1995, purchases and sales of investment securities and United States Government Obligations (other than short-term securities) were as follows (000):

                               U.S. GOVERNMENT  OTHER INVESTMENT
                                  SECURITIES       SECURITIES
                               ---------------- -----------------
                               PURCHASES SALES  PURCHASES  SALES
                               --------- ------ --------- -------
Adjustable Rate Portfolio       $    0   $4,789  $5,097   $17,929
Short-Term Maturity Portfolio   $1,656   $3,960  $1,412   $   970

The total cost of securities held for Federal Income Tax purposes at November 30, 1995 for the Adjustable Rate Portfolio and the Short-Term Maturity Portfolio was not materially different from amounts reported for financial reporting purposes. The Adjustable Rate Portfolio had net unrealized appreciation of $128,709, which was composed of gross unrealized appreciation of $545,605 and gross unrealized depreciation of $416,896 for tax purposes. The Short-Term Maturity Portfolio had net unrealized depreciation of $214,839, which was composed of gross unrealized appreciation of $15,193 and gross unrealized depreciation of $230,032 for tax purposes.

NOTES TO FINANCIAL STATEMENTS (concluded)                                 CUFUND

November 30, 1995                                                      Unaudited

6. Variable Rate Financial Instruments

The Adjustable Rate Portfolio's investment policies include investing, under normal circumstances, at least 65% of its assets in adjustable rate mortgage securities or other adjustable rate securities that have interest rates that reset at periodic intervals. Such securities may experience less price volatility due to changes in market interest rates than other debt securities. These investments include securities subject to interest rate caps as well as certain securities that adjust based upon an index whose movements may not correlate directly with market movements. Both of these items may influence the pricing of the security. As with other securities, the market values are adjusted on a daily basis.

                               INVESTMENT ADVISER
                    Southwest Corporate Federal Credit Union
                        7920 Belt Line Road, Suite 1100
                                Dallas, TX 75240

                                 ADMINISTRATOR
                      SEI Financial Management Corporation
                            680 East Swedesford Road
                              Wayne, PA 19087-1658

                                  DISTRIBUTOR
                         SEI Financial Services Company
                            680 East Swedesford Road
                              Wayne, PA 19087-1658

                                 LEGAL COUNSEL
                            Morgan, Lewis & Bockius
                             2000 One Logan Square
                             Philadelphia, PA 19103

                            INDEPENDENT ACCOUNTANTS
                              Arthur Andersen LLP
                               1601 Market Street
                          Philadelphia, PA 19103-2499


CUF-F-007-02